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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2002

Brooke Corporation
(Exact name of Registrant as specified in its charter)

Kansas	0-31789	48-1009756
(State or other jurisdiction of incorporation or organization)	(Commission File File Number)	(I.R.S. Employer Identification No.)

10895 Grandview Drive, Suite 250, Overland Park, Kansas 66210
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (913) 661-0123

Item 5. Other events

        On December 23, 2002, Brooke Corporation (the "Registrant") issued a press release (the "December 23 Press Release") announcing new developments. The December 23 Press Release is attached hereto and referenced as Exhibit 99.1.

        On December 30, 2002, the Registrant issued a press release (the "December 30 Press Release," and together with the December 23 Press Release, the "Press Releases") announcing new developments. The December 30 Press Release is attached hereto as Exhibit 99.2.

        The Press Releases contain forward-looking statements as contemplated by the safe harbor provisions under securities laws. Actual results may differ materially from the forward-looking statements as a result of various factors and risks. The forward-looking statements are based on information available to the Registrant at the time of the Press Releases and the Registrant assumes no obligation to update any such forward-looking statements. The statements in the Press Releases are not guarantees of future performance. Certain risks and uncertainties associated with the business are detailed in the Registrant's most recent Forms 10-KSB and 10-QSB, which are on file with the SEC and available through www.sec.gov.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits.

          Exhibit 99.1        December 23 Press Release dated December 23, 2002

          Exhibit 99.2        December 30 Press Release dated December 30, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

BROOKE CORPORATION
Date: January 7, 2003	By:	/s/ ANITA F. LARSON Anita F. Larson, Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	December 23 Press Release dated December 23, 2002
99.2	December 30 Press Release dated December 30, 2002

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  Item 5. Other events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX